Exhibit 99.2 Investor Presentation January 2024 1

Disclaimer In addition to background and historical information, this presentation contains “forward-looking statements” based on NeuroPace’s current expectations, estimates, forecasts and beliefs, including financial results for the fourth quarter and full year ended December 31, 2023, information about NeuroPace's market opportunity, growth drivers and market penetration, commercial strategy, future pipeline, estimates of market opportunity and forecasts of market and revenue growth, indication and TAM expansion opportunities, performance, assumptions and expectations relative to the DIXI Medical partnership, clinical trial timelines, and the statements under the captions “Current Patient Population Focus,” Annual Core U.S. Market Opportunity, Closing the Treatment Gap, “Expanded Therapy Utilization,” Distribution of DIXI Stereo EEG Products Leads to Earlier Patient Engagement, “Market Expansion,” “Indication Expansion,” “Leveraging the Power of the RNS System’s Data Collection, Brain Monitoring and Analysis Capabilities,” and Financial Performance in the slides that follow. These forward-looking statements are subject to inherent uncertainties, risks, and assumptions that are difficult to predict. Additional risks and uncertainties include those described more fully in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in NeuroPace's public filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Quarterly Report for the quarter ended September 30, 2023 on Form 10-Q filed with the SEC on November 8, 2023, as well as any reports that it may file with the SEC in the future. Forward- looking statements contained in this presentation are based on information available to NeuroPace as of the date hereof. NeuroPace undertakes no obligation to update such information except as required under applicable law. These forward-looking statements should not be relied upon as representing NeuroPace’s views as of any date subsequent to the date of this presentation and should not be relied upon as predictions of future events. In light of the foregoing, investors are urged not to rely on any forward-looking statement in reaching any conclusion or making any investment decision about any securities of NeuroPace. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on NeuroPace’s internal sources. While NeuroPace believes the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and investors are cautioned not to give undue weight to these estimates. NeuroPace has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products or services. 2

NEUROPACE MISSION Transform the lives of people suffering from epilepsy by reducing or eliminating the occurrence of debilitating seizures. 3

NeuroPace Investment Highlights

Large, underpenetrated market	>$55B annual core U.S. addressable market; $2B original market within Comprehensive Epilepsy Centers with additional upside from expanding into Community
Unique technology	Closed loop, brain-responsive neuromodulation system
Compelling clinical evidence	Differentiated outcomes that continue to improve over time
Operating execution	Accelerating revenue growth and reduced cash burn
Healthy balance sheet	Sufficient capital to continue executing on key priorities through mid-2026
Future growth opportunities	Market and indication expansion opportunities into community and generalized

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1U.S., Center for Disease Control, August 10, 2017; Chen, Z., et al., JAMA Neurology, 2018; Hauser, et al., 1993. Incidence of Epilepsy and Unprovoked Seizures in Rochester, Minnesota: 1935-1984. Epilepsia 34, 453–458; DEFINITIVE HEALTHCARE CLAIMS DATA, https://patientfinder.defhc.com as of 12/31/20

NEUROPACE

Management Team Joel Becker Rebecca Kuhn Martha Morrell, MD Chief Executive Officer Chief Financial Officer Chief Medical Officer Irina Ridley Kelley Nicholas Chief Legal Officer Vice President, Sales Previous Experience 5

Drug-Resistant Epilepsy (DRE) is a Devastating, Highly Undertreated Disease with Significant Unmet Need Epilepsy is a disorder in which abnormal electrical activity in the brain causes seizures th 1 4 most common neurological disorder in the U.S. 1 ~$28B direct medical costs in the U.S. 2 2-3X higher unemployment among epilepsy patients Drug therapy is unable to control seizures for 3,4 1 in 3 patients 1 2 Examining the Economic Impact and Implications of Epilepsy, AJMC, February 13, 2020. Epilepsy 3 Across the Spectrum 12.4.26: https://www.ncbi.nlm.nih.gov/books/NBK100603/ U.S. Center for 4 Disease Control, August 10, 2017. Chen, Z., et al., JAMA Neurology, 2017. 6

U.S. Prevalence: 1/3 of Epilepsy Patients are Drug Refractory

Drug-resistant epilepsy (DRE) defined as a patient failing to achieve sustained seizure freedom after trying two antiseizure medications[3]

DIAGNOSIS & FIRST LINE TREATMENT


Patients diagnosed with epilepsy
Try multiple anti-epilepsy drugs
~1 in 3 have drug-resistant epilepsy (DRE)

3.4M People in the U.S.[1]

1.2M People in the U.S.[2]

DRE patients who may not appear to be appropriate candidates for epilepsy surgery should still be referred to a tertiary epilepsy center to evaluate potential other interventions[3]

1 U.S. Center for Disease Control, August 10, 2017. 2 Chen, Z., et al., JAMA Neurology, 2018. 3 Jehi L, Jette N, Kwon C-S, Josephson CB, Burneo JG, Cendes F, Timing of referral to evaluate for epilepsy surgery: Expert Consensus Recommendations from the Surgical Therapies Commission of the International League Against Epilepsy. Epilepsia. 2022;00:1–16. https:// doi.org/10.1111/epi.17350.

7 | NEUROPACE

RNS System - Novel Therapy to Address Unmet Need Brain-Responsive Neuromodulation System Provides Unique Window to the Brain Recognizes & Responds Monitors Records To patient-specific seizures patterns Ongoing iEEG data for physicians to review Brain activity Continuously Epilepsy Treatment that is • Personalized Physician Programmer • Targeted • Data-driven Patient Data Management System Implantable Device with nearly 11-year battery Patient Remote Monitor 8

RNS System Data Allows Physicians to Actively Manage and Customize Ongoing Patient Care Identify Seizure Triggers Monitor Patient Progress Electrographic See Effects of Therapy Changes seizures Therapy change Reveal Seizure Cycles Inform Future Surgeries 9

Impressive Seizure Reductions Improve Over Time Median % Reduction in Seizures Original FDA Study Real World & FDA 82% 82% 1,2 Results: Post Approval Study 75% 75% 75% 73% Results: 72% • Statistically greater 67% 67% 67% seizure reduction than 63% • 67% median seizure 62% 3,4 58% sham therapy at reduction at 1 year 53% 5 months • 75% median seizure 44% 4 • 75% median seizure reduction @ 2 years reduction at 9 years • 82% median seizure • 28% of patients 4 reduction at 3+ years achieved > 6 months • ~1 in 3 patients with > of seizure freedom 90% reduction in 4 seizures Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Improvements shown in: Cognitive Function | Quality of Life | Mental Health | SUDEP 1 Morrell, M, et al. Neurology, 2011. 2 Nair, D, et al., Neurology, 2020 and Heck et al., Epilepsia , 2014. 3 Szaflarski, JP, et al., Presented at American Epilepsy Society, 2019. 4 Razavi, B, et al., 10 Epilepsia, 2020.

Alternative Treatment Options Have Significant Risks and Side Effects

Epilepsy Surgery

Irreversible destructive procedure

Carries neurocognitive risks: impaired memory, reduced naming ability, and loss of some part of their visual field

~20% of patients are ideal candidates[1]

Resection



Laser Ablation



Neuromodulation Competitors

Fixed anatomical target

Not responsive to brain activity

Lengthy stimulation cycles result in side effects: depression, memory impairment, and sleep disruption

No detailed iEEG recordings or event trending

VNS



DBS



RNS Therapy

Therapy at seizure source only when needed

Responds to patient specific abnormal events

No stimulation related side effects

Reduced risk of SUDEP

Detailed iEEG recordings and event trending



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[1]Schiltz, et al., Temporal trends in pre-surgical evaluations and epilepsy surgery in the U.S. from 1998 to 2009, Epilepsy Research, Volume 103, Issues 2–3,2013,Pages 270-278; Dugan, et al., Derivation and initial validation of a surgical grading scale for the preliminary evaluation of adult patients with drug-resistant focal epilepsy. Epilepsia, (2017) 58: 792-800.

NEUROPACE

Current Patient Population Focus 6.5K 3 DRE patients get treatment beyond drugs annually 50K DRE 1.2M 2 people living with patients admitted to Comprehensive Epilepsy Centers annually 1 DRE in the US Significant Opportunity Exists to Close the Treatment Gap! 1 2 3 Chen, Z., et al., JAMA Neurology, 2017. Definitive Healthcare Claims Database for Epilepsy Patients who received Inpatient VEEG in 2019. Ostendorf, et al, Neurology, 2022. 12

Closing the Treatment Gap

CEC Growth Opportunity


1.2M
people living with
DRE in the US[1]

50K DRE patients admitted to CECs annually[2]

>$2B addressable market today with potential to increase as more patients are moved through specialist care

MACRO TRENDS

- Number of CECs increased from 151 in 2012 to 256 in 2019[3]
- 150% increase in number of epileptologists per capita from 2012 to 2019[3]
- Epilepsy monitoring unit (EMU) admissions increased 5% per year from 2016 to 2019[3]
- Patient advocacy groups advocating for increased care
- ILAE treatment recommendations for DRE encourage more/earlier evaluation of interventional treatment[4]
- Improved diagnostics and therapies lowering barriers for patients

[1]Chen, Z., et al., JAMA Neurology, 2017. [2]Definitive Healthcare Claims Database for Epilepsy Patients who received Inpatient VEEG in 2019 [3]Ostendorf, et al, Epilepsia, 2022 [4]Jehi L, Jette N, Kwon C-S, Josephson CB, Burneo JG, Cendes F, Timing of referral to evaluate for epilepsy surgery: Expert Consensus Recommendations from the Surgical Therapies Commission of the International League Against Epilepsy. Epilepsia. 2022;00:1–16. https:// doi.org/10.1111/epi.17350

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NEUROPACE

Annual Core U.S. Market Opportunity at CECs >$2 Billion 1 ~50K New DRE Patients ~50K New DRE Patients Admitted to CECs Annually Admitted to CECs Annually 50 50 45 45 40 40 30K $1.4B Annual U.S. Core Market ~48% ~60% Focal 2 Excluding replacement implants 35 35 30 30 25 25 ~12% 20 20 15 15 $900M Annual Potential U.S. Core 20K 10 10 3 ~ ~40% 40% Market Expansion Generalized 5 5 NAUTILUS: Completed implanting requisite number of patients 0 0 LGS: Enrolling patients 1 Definitive Healthcare Claims Database for Epilepsy Patients who received Inpatient VEEG in 2019. 2Includes adolescent patients, <18. 3Hauser, et al., 1993. Incidence of Epilepsy and 14 Unprovoked Seizures in Rochester, Minnesota: 1935-1984. Epilepsia 34, 453–458. 3Completed both enrolling and implanting the number of patients required for FDA submission in NAUTILUS Studty1222. Enrolling patients in Lennox-Gastaut Syndrome IDE study TT hho ouus sand ands s

Closing the Epilepsy Treatment Gap Through Expanded Therapy Access Increased Expanded Expanded Therapy Patient Therapy Availability Eligibility Utilization Educate and Support Broaden the Indications Increase Availability in Clinicians and Patients to of Patients Eligible for Health Care Systems Near Empower Them in Their the RNS System Patients (outside of CECs) Treatment Journey 15

Expanded Therapy Utilization: Strategies for Focal, Refractory Epilepsy

RNS® System Enables Diverse Treatment Approaches

TARGETED STIMULATION
For discrete onsets

- Bilateral & suspected bilateral MTL
- Dominant unilateral MTL
- Eloquent cortex
- Deep structures

NETWORK STIMULATION
For regional onsets

- Regional neocortical stimulation
- Corticothalamic stimulation

THERAPY COMBINATIONS
To augment surgery

- Large focal networks
- Multifocal onsets

16 | NEUROPACE

Market Expansion: Project CARE Pilot – Bringing the RNS System into the Community Community Expansion Pilot – Making the RNS System Accessible to Patients and Clinicians outside of Level 4 CECs Facilitating Referrals of Expanding RNS System Appropriate Patients to Level Access to Patients • Expanding to additional 1,800 Epileptologists 4 CECs Outside of Level 4 CECs and all functional neurosurgeons practicing outside of Level 4 CECs • Significant expansion of RNS System TAM • Palpable interest: patients implanted in community before official pilot launch • 1H, 2024: Site Initiation • 2H, 2024: Site Expansion 17

Indication Expansion: Generalized Epilepsy

Patient Eligibility Indication Expansion – RNS System indication for Generalized Epilepsy

- 40% of DRE market
- Shorter diagnostic process
- Quicker time from patient identification to implant



Generalized Epilepsy Clinical Trials

- **NAUTILUS**
  - Breakthrough Device Designation status
  - *Enrollment completed* ***– Q4 2023 (quarter early)***
  - *Implants required for FDA submission* ***– Q4 2023 (quarter + early)***
  - One-year follow-up
- **Lennox-Gastaut Syndrome (LGS)**
  - NIH-funded

2023 — **2024-2025** — **2025-2026**

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NEUROPACE

Closing the Treatment Gap: Enhanced RNS Therapy Access Patient Indication • Enrollment completed – Q4 2023 Expansion: RNS • Planned Implant follow up completion – H1 2025 Access for • 40% of DRE Patients Generalized Epilepsy • Expansion to additional +1,800 Epileptologists and all functional Community Expansion: RNS System neurosurgeons within current indications Access outside of Level 4 Comprehensive Epilepsy Centers / • Significant expansion RNS TAM building referral pathways • H1 2024: Site Initiation / H2 2024: Site Expansion • Build on encouraging initial implant growth CECs: Focus on Adoption Across Clinicians and Expanded Therapy Utilization by current • Network stimulation prescribers • Clinical Evidence 2023 2024-2025 2025-2026 19

Closing the Treatment Gap: Enhanced RNS Therapy Access Patient Indication • Enrollment completed – Q4 2023 Expansion: RNS • Planned Implant follow up completion – H1 2025 Access for • 40% of DRE Patients Generalized Epilepsy • Expansion to additional +1,800 Epileptologists and all functional Community Expansion: RNS System neurosurgeons within current indications Access outside of Level 4 CECs / building referral pathways • Significant expansion RNS TAM • H1 2024: Site Initiation / H2 2024: Site Expansion • Build on encouraging initial implant growth CECs: Focus on Adoption Across Clinicians and Expanded Therapy Utilization by current • Network stimulation prescribers • Clinical Evidence 2023 2024-2025 2025-2026 20

Closing the Treatment Gap: Enhanced RNS Therapy Access

Patient Indication Expansion: RNS System Access for Generalized Epilepsy

- Completed enrolling and implanting the number of patients required for FDA submission – Q4 2023
- Submission after 1-year post-implant follow up
- 40% of DRE Patients

Community Expansion: RNS System Access outside of Level 4 CECs/ building referral pathways

- Expansion to additional +1,800 Epileptologists and all functional neurosurgeons within current indications
- Significant expansion RNS TAM
- H1 2024: Site Initiation / H2 2024: Site Expansion

CECs: Focus on Adoption Across Clinicians and Expanded Therapy Utilization by current prescribers

- Build on encouraging initial implant growth
- Network stimulation
- Clinical Evidence

2023 — 2024-2025 — 2025-2026

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NEUROPACE

Closing the Treatment Gap

CEC Growth Opportunity


1.2M
people living with DRE in the US[1]
50K DRE patients admitted to CECs annually[2]

>$2B addressable market today with potential to increase as more patients are moved through specialist care

MACRO TRENDS

- Number of CECs increased from 151 in 2012 to 256 in 2019[3]
- 150% increase in number of epileptologists per capita from 2012 to 2019[3]
- Epilepsy monitoring unit (EMU) admissions increased 5% per year from 2016 to 2019[3]
- Patient advocacy groups advocating for increased care
- ILAE treatment recommendations for DRE encourage more/earlier evaluation of interventional treatment[4]
- Improved diagnostics and therapies lowering barriers for patients

[1]Chen, Z., et al., JAMA Neurology, 2017. [2]Definitive Healthcare Claims Database for Epilepsy Patients who received Inpatient VEEG in 2019 [3]Ostendorf, et al, Epilepsia, 2022 [4]Jehi L, Jette N, Kwon C-S, Josephson CB, Burneo JG, Cendes F, Timing of referral to evaluate for epilepsy surgery: Expert Consensus Recommendations from the Surgical Therapies Commission of the International League Against Epilepsy. Epilepsia. 2022;00:1–16. https:// doi.org/10.1111/epi.17350

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NEUROPACE

Leveraging the Power of the RNS System’s Data Collection, Brain Monitoring and Analysis Capabilities ® Strategic Collaboration Demonstrates NeuroPace’s Data Offers a Window to the Brain and May Help Inform Treatment Strategies First of its kind collaboration: initial step into extending the benefits of NeuroPace’s unique data monitoring and analysis capabilities to more patients and physicians: • Collaboration uses data collected from currently implanted RNS System patients who have enrolled in a clinical- stage biotechnology company’s proof of concept, Phase 2a, clinical trial. • NeuroPace will make available information and insights to help evaluate the impact of an investigational product candidate on certain biomarkers associated with focal seizures. Key objective: Leverage NeuroPace’s unique ability to monitor, sense, record brain activity and treat patients to provide value to more patients by offering insights into potential future therapies and helping further refine how patients implanted with the RNS System can be optimally treated. 23

DIXI Partnership Offers Comprehensive Solution for Seizure Localization Focal Seizures Start in specific locations of the brain Stereo EEG electrodes are used in CECs for seizure localization • Determine starting location and transmission network of seizure • Stereo EEG is less invasive, offers faster patient recovery, and has become the predominate approach for intracranial monitoring ACS-770S-10 24

Distribution of DIXI Stereo EEG Products Leads to Earlier Patient Engagement Accelerates core RNS business by helping to inform therapy decisions earlier • ~2/3 of RNS patients go through intracranial EEG monitoring as part of the diagnostic process • Most patients that have stereo EEG procedure are not currently getting RNS Therapy – growth potential Provides visibility into diagnostic evaluation pipeline • Typically 2-3 months from stereo EEG procedure to RNS implant New revenue source leveraging existing field team • Same account and physician call point - neurosurgeons and epileptologists at CECs • Most NeuroPace RNS implanting centers are not currently using DIXI electrodes – growth potential • Intracranial monitoring market in the United States is estimated to be between $25 million to $40 million 25

Closing the Treatment Gap to Drive Long-Term Growth Referral marketing to Earlier patient education to epileptologists increase pull through Direct-to-patient Broaden RNS adoption Grow the Market Take Share within CECs digital marketing through CECs Commercial Awareness & Demand Execution Expand the number of Community outreach Generation prescribers and patient education Indication and Market Broaden patient selection expansion: Generalized and Community 26

Financial Performance Total Cash Balance of $66.5M (as of 12/31/2023), including ~$7.9M net proceeds from ATM equity financing facility in Q4 2023, provides sufficient capital to fund planned operations through mid-2026 Preliminary Preliminary $17.5 - $18 $16.5 $16.4 4Q23 FY2023 (unaudited) (unaudited) $14.5 $12.8 $17.5M – $18M $64.9M – $65.4M* Revenue 37% - 41% 43% - 44% Revenue growth (y/y) *initial 2023 revenue guidance: $50M - $52M 4Q22 1Q23 2Q23 3Q23 4Q23 in millions 27

Summary Positioned for growth and focused on revenue, operating discipline, and effective cash management Prioritizing utilization and adoption of the RNS System across existing and new clinicians Project CARE pilot to expand access to the RNS System Transforming the lives of within the community setting expected to launch in 1H 2024 people suffering from epilepsy by reducing or eliminating the occurrence of Indication expansion efforts into IGE ahead of schedule through fully enrolled NAUTILUS pivotal trial debilitating seizures. 28